Keystone Environmental Provision	12 Months Ended
Dec. 31, 2024
Environmental Remediation Obligations [Abstract]
Keystone Environmental Provision	Keystone Environmental Provision
In December 2022, the MP-14 incident occurred on the Keystone Pipeline, releasing 12,937 barrels of crude oil into Washington County, Kansas. The Company had originally accrued a life-to-date environmental liability of $600 million, before expected insurance recoveries and not including potential fines and penalties. At the end of 2024, the cost estimate for the incident was adjusted down by $18 million based on a review of costs and commitments forecasted.
The amounts paid for the environmental remediation liability were $68 million in 2024 (2023 – $500 million). The remaining balance reflected in accounts payable and other and other long-term liabilities on the Company's consolidated balance sheets was $4 million and $10 million, respectively, at December 31, 2024 (December 31, 2023 – $93 million and $7 million, respectively).
The expected recovery of the remaining estimated environmental remediation costs recorded in environmental provision recovery was $31 million at December 31, 2024 (December 31, 2023 – $166 million). During the year, $89 million was received (2023 – $434 million) from the insurance policies of its Former Parent related to the costs for environmental remediation.